The OBERWEIS FUNDS
Oberweis International Opportunities institutional Fund

SUPPLEMENT DATED December 18, 2018
TO THE PROSPECTUS DATED MAY 1, 2018

The Oberweis International Opportunities Institutional Fund (the “Fund”) is generally closed for investment, except as described below.

Shareholders who owned shares of the Fund as of the close of business on December 18, 2018 may continue to invest in the Fund. Employees of Oberweis Asset Management, Inc. or its affiliated entities or trustees of The Oberweis Funds, and their families, may continue to invest in the Fund. In addition, all existing shareholders of the Fund are permitted to reinvest any dividends, capital gains or distributions in additional shares of the Fund. Further, all existing shareholders of the Oberweis International Opportunities Fund may exchange their shares in the Oberweis International Opportunities Fund for shares of the Fund provided that the exchange meets the minimum investment required for the Fund - generally, $1 million. Shares are exchanged for each other based upon their relative net asset values. Requests to open new accounts for investment into the Fund will be reviewed by Fund management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

The Fund may resume sales of its shares at some future date.

The Oberweis Global Opportunities Fund, the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Small-Cap Value Fund, the Oberweis China Opportunities Fund and the Oberweis Emerging Markets Fund remain open to both new investors and existing shareholders.

December 18, 2018

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311